Summary Prospectus March 1, 2023
  JPMorgan Social Advancement ETF
Ticker: UPWD
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-844-457-6383 or by sending an e-mail request to jpm.xf@jpmorgan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2023, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are facilitating social and economic advancement.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Total Annual Fund Operating Expenses	0.49
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
SHARES ($)	50	157
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (September 7, 2022 through October 31, 2022), the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
What are the Fund’s main investment strategies?
In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, are facilitating social and economic advancement and are thus well-positioned to benefit from growing demand for investments that are furthering social advancement. For purposes of the Fund’s name and investment theme, “social advancement” is defined broadly as social and economic empowerment of people and communities across all levels of society through access to goods and services that the adviser believes allow people to survive and thrive. Such goods and services include essential amenities (such as food, sanitation, utility and baby care products), housing, healthcare, education and training, attainable financing solutions (such as accessible consumer banking, microfinance and small business lending, and mobile payment technologies) for individuals and communities across socioeconomic levels, and digital infrastructure solutions. In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, currently are providing access to or investing in such goods or services, or are in the process of developing products or services to facilitate such access to such goods or services. The Fund is a “thematic” fund meaning that the Fund seeks to identify and invest in companies that are relevant to the investment theme of social advancement. Companies are selected in relation to the following key sub-themes:
Essential Amenities – Companies that the adviser believes are providing products or solutions for basic human needs such as food, sanitation, utility services and baby care products.
Affordable Housing and Infrastructure – Companies that the adviser believes are investing in housing or infrastructure for all socioeconomic levels.
Healthcare and Wellbeing – Companies that the adviser believes are investing in and providing solutions for physical and mental health and wellness.

Education and Training Talent – Companies that the adviser believes are providing educational materials and platforms to all levels of society or helping to provide skills to populations.
Attainable Financing – Companies that the adviser believes are providing financial services to individuals at all socioeconomic levels or microfinancing solutions.
Accessing the Digital Ecosystem – Companies that the adviser believes are facilitating digital access through hardware, software or platform infrastructure.
These sub-themes may change from time to time as businesses, technologies, products, services, and practices evolve or emerge to facilitate social advancement. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of companies that are facilitating social advancement as determined by the adviser based on its sustainable investment inclusion process (the 80% policy). “Assets” means net assets, plus the amount of borrowings for investment purposes.
In implementing its main strategies, the Fund invests primarily in common stocks, depositary receipts and real estate investment trusts (REITs). The Fund is not managed to an index and may invest in equity securities in both U.S. and foreign markets, including emerging markets. The Fund may invest a significant portion of its assets in small capitalization companies and have significant positions in specific sectors or markets from time to time. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to equity markets, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund may use futures contracts to invest incoming cash in the market or sell futures contracts in response to cash outflows, thereby gaining equity market exposure while maintaining a cash balance for liquidity.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
Investment Process: The Fund is an actively managed Fund and applies the investment process described below to select investments for the Fund, other than its investments in derivatives and money market funds. The adviser begins with a universe of over 10,000 stocks of companies of all capitalization levels in both developed and emerging markets as potential investments for the Fund. In identifying companies that are facilitating social advancement from the starting universe, the adviser uses the following three steps.
Exclusionary Framework: As an initial step, the Fund seeks to avoid investing in companies that the adviser has determined, based on its exclusionary framework, to be significantly involved in certain business activities or industries, such as controversial weapons, thermal coal, or tobacco production. This exclusionary framework relies on multiple data inputs, including information from third-party providers who identify an issuer’s participation in or the revenue which they derive from activities that are inconsistent with values- and norms-based screens. The adviser may modify the exclusionary framework without notice to shareholders to, among other things, modify the data inputs, change third-party data providers, or add or remove certain business activities or industries from the screening process.
Identification of Opportunity Set: After applying the exclusionary framework, the adviser uses its proprietary system, known as Themebot to help identify companies that are facilitating social advancement through their products and services. Themebot is designed to recognize key words and concepts that the adviser believes are attributable to such companies. Through natural language processing, Themebot analyzes public documentation such as regulatory filings, broker reports, news reports or company profiles sourced directly from the applicable company or third parties. As part of its process, Themebot determines textual relevance (based, in part, on the occurrences of key words and phrases), and revenues from the products or services that the adviser has identified as facilitating social advancement. Based on this processing, Themebot systematically ranks stocks based on textual relevance and revenue attribution to help the adviser prioritize its review of individual companies for inclusion in the portfolio.
Sustainable Investment Inclusion Process: The adviser then reviews individual securities using the adviser’s proprietary sustainable investment inclusion process to identify securities that the adviser believes are facilitating social advancement. For all companies reviewed by the adviser under the sustainable investment inclusion process, the adviser analyzes: (1) the applicable environmental and/or social benefits associated with a company’s products and services and how they are facilitating social advancement, (2) the risks to the company, including whether there are business activities in other areas that could negate the positive benefits created by the company’s products or services, and (3) the governance qualifications of the company such as an evaluation of management structure, employee practices, remuneration of staff and tax compliance.
The process also uses a revenue threshold of 20% (subject to change as determined by the adviser from time to time) to determine whether a company’s products and services facilitate social advancement subject to review by the adviser to determine whether such revenue is reasonably attributable to such products or services. For companies that are identified as being below the revenue threshold or where the adviser determines that revenue is not available, relevant or meaningful, the adviser may still determine that the company facilitates social advancement based on one or more of the following considerations: (1) an identification of who benefits from the company’s products and services, (2) the scale and scope of the company’s products and services, and (3) the social or environmental outcomes associated with the company’s products and services and whether such outcomes would happen without such products or services.

Only companies that the adviser has identified as facilitating social advancement under the sustainable investment inclusion process are eligible for inclusion under the Fund’s 80% policy.
Security Selection. After identifying the companies that it believes are facilitating social advancement, the adviser selects securities using an active, bottom-up investment approach to determine which companies are best positioned to achieve the Fund’s objective of long-term capital appreciation based on fundamental analysis, including ongoing discussions between the adviser’s stewardship team and/or investment team and companies (also known as engagement).
For purposes of the Fund’s 80% policy, the adviser is not limited to companies identified by Themebot and may add companies that have not been identified by Themebot but which the adviser has determined to be facilitating social advancement using the sustainable investment inclusion process. If a company ceases to qualify as a company that facilitates social advancement, the adviser may sell the security or alternatively retain the security if the adviser believes the company can resolve the issue in the short-term based on the adviser's engagement with the company or other available information. Up to 20% of the Fund’s Assets may be invested in cash and cash equivalents, derivatives, and investments that do not satisfy the adviser’s sustainable investment inclusion process and/or in investments that are not directly related to the sub-themes listed above. In addition, for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Thematic Investing Risk. The Fund’s thematic investing strategies could cause it to perform differently compared to funds that do not have such strategies. The Fund relies on the adviser’s proprietary system and investment process for the identification of securities for inclusion in the Fund that reflect the theme of social advancement and its related sub-themes. The Fund’s performance may suffer if such securities are not correctly identified or if the theme or a sub-theme develops in an unexpected manner. Performance may also suffer if the stocks included in the Fund do not benefit from the development of such themes or sub-themes. There is no guarantee that the adviser’s investment process will reflect the theme and sub-theme exposures intended.
The criteria related to the Fund’s thematic investing strategies, including the exclusion of securities of companies in certain business activities or industries, may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for thematic reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund may underperform funds that invest in a broader array of investments. In addition, there is a risk that the companies identified by the adviser’s investment process as reflecting the theme of social advancement or its related sub-themes, do not operate as expected. While the Adviser seeks to identify business activities in other areas that could negate the positive benefits created by a company’s products or services, the adviser’s ability to identify such business activities may be complicated in companies that have multiple lines of business, complex structures or are launching new lines of business. The adviser and its proprietary system assess companies by using a wide set of data inputs, combined with fundamental analysis. While the adviser looks to data inputs that it believes to be reliable, the adviser cannot guarantee the accuracy of its proprietary system or third party data. Under the adviser’s investment process, data inputs may include information self-reported by companies and third party providers that may be based on criteria that differs significantly from the criteria used by the adviser to evaluate relevance to the Fund’s investment theme. In addition, the criteria used by third-party providers can differ significantly, and data can vary across providers and within the same industry for the same provider. Moreover, there is no common definition of social advancement and as a result there may be significant differences in interpretations of what it means for a company to be facilitating social advancement. While the adviser believes its definitions and sustainable investment inclusion process are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
Social Advancement Investment Focus Risk. The Fund’s investment strategy and the adviser’s determinations of what is considered social advancement may result in the Fund investing in securities or industry sectors that underperform the market and other funds that do not have the same considerations. The Fund’s focus on securities of issuers that, in the adviser’s option, are facilitating social and economic advancement and benefit from growing demand for investments that are furthering social advancement will result in exposure to certain market segments, including essential amenities, housing and infrastructure, healthcare and wellbeing, education and training, financing, and digital technology and may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for social advancement reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies selected for their relation to the sub-themes do not operate as expected when addressing social advancement issues.
The Fund will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The factors that the adviser considers in evaluating social advancement and exposure to a sub-theme may change over time. There may also be differences in interpretations of what it means for a company to “facilitate social and economic advancement.” The portfolio decisions that the adviser makes may differ with other investors’ or investment managers’ views. The Fund is particularly exposed to, and may be negatively impacted by changes in global and regional standards, environmental protection regulatory actions, government regulation of affordable housing and medical facilities, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. In addition, scientific developments, such as breakthroughs in electrical and water engineering and advancements in technology, including digital technology and changes in governmental policies relating to the Fund’s sub-themes, may affect investments which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on essential amenities, affordable housing, education and training, medical and wellbeing, and digital infrastructure.
•
Essential Amenities: Companies providing essential amenities related to sanitation and utility services are subject to many additional business, economic, environmental, and regulatory risks, including volatility in commodity prices and changes in supply and demand, operating risks, including outages, structural and maintenance problems, impairment and safety problems; changes in the regulatory environment at federal, state and local levels, and in foreign markets, environmental regulation and liability risk, terrorist risk, extreme weather and other natural disasters, and capital markets risk, resulting in higher capital costs or impacting growth and access to capital. Companies providing essential amenities related to food and baby care products may be subject to additional regulatory requirements, such as regulatory regimes applicable to food, beverages and infant formula, including registrations, federal and state food programs and hazard analysis; consumer product safety regulatory regimes applicable to certain baby care products, including registration, testing, certification, safety and product recall requirements; and product liability claims.
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Affordable Housing, Education and Training: Companies providing or investing in affordable housing can be significantly affected by the national, regional and local real estate markets. These companies can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales. Companies providing education and training may be affected by changes in demographics and changes in consumer demands. Furthermore, government regulations, programs and policies can have a significant impact on the products and services provided by these companies. Some of these companies involved in education rely heavily on tax breaks and government subsidies, which can be very policy-dependent and may not continue indefinitely in the future.
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Medical and Wellbeing: Companies providing medical facilities, including companies operating skilled nursing homes, senior living homes and continuing care communities, and providers of health care services, may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors.
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Digital Infrastructure: Companies providing access to digital infrastructure may be affected by unique supply and demand factors, such as changes in demand for data centers, broadband, and communications infrastructure, consolidation of tower sites, new technologies that may affect demand for communications towers, and changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors, including, but not limited to, consumer demand for broadband and wireless connectivity; availability or capacity of data centers, broadband and wireless infrastructure or associated land interests; location of data centers and broadband wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of data center, broadband, and wireless infrastructure; and technological changes, including those affecting the number or type of infrastructure needed to provide broadband and wireless connectivity to a given geographic area or resulting in the obsolescence or decommissioning of certain existing networks.
There is no universal standard for determining whether an investment is facilitating social advancement. The adviser’s determination that a particular investment is facilitating social advancement and the criteria that it uses to select such investments may not be consistent with a shareholder’s values or views. Because society’s view on what facilitates social advancement is evolving and variable, the emphasis and direction of governmental policies is subject to significant change, and changes in policies may have an adverse impact on the Fund’s investments. The Fund’s adviser may consider certain factors related to social advancement that may cause it to perform differently compared to funds that do not have such considerations. The consideration of these factors may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies identified by the adviser as related to the theme of social advancement do not operate as expected. There is no common or regulatory definition of social advancement and each of its sub-themes. As a result, there are significant differences in interpretations of what it means for a company to be facilitating social and economic advancement.
Attainable Financing Risk. Companies providing attainable financing are subject to several additional business, economic, and regulatory risks. By providing financial services to individuals at all socioeconomic levels and/or providing microfinancing solutions, these companies are subject to the credit risk of the borrowers with whom they transact and could be adversely impacted if those borrowers do not make timely principal and/or interest payments or to otherwise honor their obligations.
The borrowers with whom these companies transact include unemployed or low-income individuals or communities who otherwise have limited access to financial services. These borrowers may have limited borrowing histories, making it more difficult to assess their creditworthiness. They may also have fewer assets available to use as collateral, and lenders may have limited recourse in the event of default on a loan.
To the extent a company provides small business loans, the company may be subject to further risks associated with small business lending. A borrower’s small business may have a limited operating history, may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments.
In addition, microfinance loans may be considered below investment grade, unrated or illiquid, and may not be insured by the Federal Deposit Insurance Corporation (“FDIC”), and therefore involve a greater risk of default by the borrower. Microfinance operations often occur in emerging markets countries, and, accordingly, microfinance loans may carry many of the same risks associated with investing in emerging markets countries. To the extent microfinance loans are made in support of agricultural practices, microfinance loans may also be subject to additional environmental risk.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage, thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the Nasdaq Stock Market® LLC (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a Fund which invests in more securities.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Rajesh Tanna	2022	Managing Director
Jennifer Rabowsky	2022	Vice President
Bilquis Ahmed	2022	Executive Director

Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-
advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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